Exhibit 10.1

FORM OF CASCADE VOTING AGREEMENT

October 23, 2013

Home Federal Bancorp, Inc.
500 12th Avenue South
Nampa, Idaho 83651

Ladies and Gentlemen:

Cascade Bancorp (“Cascade”) and Home Federal Bancorp, Inc. (“Home”) have entered into an Agreement and Plan of Merger dated as of October 23, 2013 (the “Agreement”) pursuant to which, among other things, and subject to the terms and conditions set forth therein, (a) Home will be merged with and into Cascade (the “Merger”); and (b) the shareholders of Home will receive cash and Cascade common stock from Cascade as stated in the Agreement.

Home has requested, as a condition to its execution and delivery to Cascade of the Agreement, that selected shareholders of Cascade execute and deliver to Home a voting agreement (each a “Voting Agreement”).

The undersigned, being a shareholder of Cascade, in order to induce Home to execute and deliver to Cascade the Agreement, and intending to be legally bound, hereby irrevocably:

(a)           Agrees to be present (in person or by proxy) at all meetings of shareholders of Cascade called to vote for approval of the issuance of Cascade common stock pursuant to the Agreement so that all shares of common stock of Cascade over which the undersigned now, or at the time of any such shareholder meeting, has sole or shared voting power (as set forth on Exhibit A hereto) will be counted for the purpose of determining the presence of a quorum at such meetings and to vote, or cause to be voted, all such shares, except shares as to which the undersigned has ownership or voting control in a fiduciary capacity, in favor of approval of the issuance of Cascade common stock pursuant to the Agreement or otherwise in favor of the transactions contemplated thereby (including any amendments or modifications of the terms thereof approved by the Board of Directors of Cascade);

(b)           Agrees not to sell, transfer or otherwise dispose of any common stock of Cascade until after the meeting of Cascade shareholders to vote on the issuance of Cascade common stock pursuant to the Agreement, except for transfers to charities, charitable trusts, or other charitable organizations under Section 50l(c)(3) of the Internal Revenue Code of 1986, as amended, lineal descendants or a spouse of the undersigned, or to a trust or other entity for the benefit of one or more of the foregoing persons, provided that the transferee agrees in writing to be bound by the terms of this Voting Agreement; and

(c)           Represents that the undersigned has the capacity to enter into this Voting Agreement and that it is a valid and binding obligation enforceable against the undersigned in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditors’ rights and general equitable principles.

Nothing herein shall impose any obligation on the undersigned to take any action or omit to take any action in the undersigned’s or any of its affiliates’ or associates’ capacity as a member of the Board of Directors or as an officer of Cascade.  This Voting Agreement is being entered into by the undersigned solely in his or her capacity as a shareholder of Cascade.

The obligations set forth herein shall terminate concurrently with any termination of the Agreement; provided, however, that in the event of a withdrawal or change of recommendation by the Board of Directors (or any committee thereof) of Cascade with respect to the issuance of Cascade common stock pursuant to the Agreement or the transactions contemplated thereby (the “Transaction”), the number of shares of Cascade common stock subject to this Agreement shall be reduced pro rata with respect to all other shares of Cascade common stock subject to voting agreements in connection with the Transaction such that the total number of shares of Cascade common stock that is subject to voting agreements in connection with the Transaction shall be equal to 40% of the total number of issued and outstanding shares of Cascade common stock.

The undersigned intends to be legally bound hereby.

Sincerely,

____________________________________

By: _________________________________
Name: _______________________________

EXHIBIT A

Number of shares as to which this Voting Agreement is subject as of the date hereof because the party hereto has sole or shared voting power and excluding shares for which the ownership or voting control are held in a fiduciary capacity:

75473.000003 EMF_US 47555332v6